March 2022Investor Presentation

This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward- looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, including the ultimate impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk Factors.” These risks may also be further heightened by the continued and evolving impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2 Safe Harbor Statement

Company Overview

Company Overview(1) • An internally-managed commercial real estate finance company operating as a REIT, that is focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties. • Investment objective emphasizes preservation of capital while generating attractive risk-adjusted returns over the long-term, primarily through dividends derived from current income produced by the loan portfolio. • $4.2 billion(2) defensively-positioned nationwide investment portfolio that is diversified across property types, geographies and sponsors. • Solution-driven senior investment team with deep industry relationships and decades of real estate lending experience across economic, credit and interest rate cycles. • Conservatively managed balance sheet with a well-balanced financing profile, moderate leverage and over $1 billion of equity capital. • GPMT is a member of the S&P 600 Small Cap index. 4 (1) Except as otherwise indicated in this presentation, reported data is as of, or for the period ended, December 31, 2021. (2) Includes maximum loan commitments. Outstanding principal balance of $3.8 billion.

Corporate Snapshot

$4.2 billion[1]
Portfolio of 105 Loan Investments

100% Loans
99% Senior Loans
98% Floating Rate

$36 million
Average Loan Commitment

5.0%
Weighted Average Yield

63.5%
Weighted Average LTV

$3.9 billion
Financing Capacity
$3.0B Outstanding

2.7x
Total Debt-to-Equity Leverage[2]

0.9x
Recourse Debt-to-Equity Leverage

75%+
Non-Mark-to-Market Borrowings

$149 million[3]
Cash Balance

STRATEGY OVERVIEW

- Originate high quality floating-rate first mortgage loans on transitional U.S. commercial real estate.
- Long-term, fundamental value-oriented philosophy.
- Heavy focus on relative value; highly selective and emphasizing broad diversification.
- Well-respected lending platform and a well-established, repeat CRE CLO issuer.
- Broadly-diversified capitalization profile with moderate leverage.
- Long-standing lender relationships.

BALANCE SHEET OVERVIEW

Investment Portfolio[4]


Industrial, 3.2%
Other, 1.4%
Retail, 9.1%
Hotel, 12.4%
Office, 45.5%
Multifamily, 28.4%

Loan Yield: 5.0%

Capitalization


Term Financing Facility
Asset Specific
Term Loan
Senior Convertible Notes
Repurchase Facilities
CLOs

Cost of Funds: 3.6%

(1) Includes maximum loan commitments. Outstanding principal balance of $3.8 billion.
(2) See definition in the appendix.
(3) As of February 23, 2022.
(4) Includes mixed-use properties.

5

Well-Positioned for 2022 and Beyond ✓Recapitalized balance sheet by raising over $200 million of attractively priced preferred equity and grew the permanent capital base to over $1 billion. ✓New capital supports investment portfolio growth, which improves correlation to rising short-term rates. ✓Repaid $125 million of the higher- cost term loan borrowings reducing funding costs. ✓Lowered expense ratio and began realizing operating leverage benefits as an internally-managed REIT. ✓Meaningfully increased proportion of non-mark-to-market financing to over 75% of total borrowings. 6 Lower cost of funds More efficient funding structure Improved correlation to rising short-term rates REFINANCE LEGACY FUNDING VEHICLES Refinancing certain de-levered funding vehicles could release additional liquidity, which could support growth in the investment portfolio. REDEPLOY CAPITAL FROM NON-ACCRUAL LOANS Various resolutions of the non-accrual loans could release investable capital, which could be redeployed to earning assets. REPAY HIGHER COST DEBT Repayment of the remaining $100 million of borrowings under the term loan could potentially further reduce overall funding costs. SIGNIFICANT PROGRESS IN 2021 REPOSITIONED GRANITE POINT FOR SUCCESS GOING FORWARD ✓Several opportunities exist to continue repositioning the balance sheet to potentially improve efficiency of our capitalization, further reduce cost of funds and release capital to support portfolio growth.

Investment Highlights 7 EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM ▪ Each senior investment team member has over 20 years of experience in the commercial real estate debt markets: including extensive backgrounds in investment management and structured finance. ▪ Broad and long-standing direct relationships within the commercial real estate lending market. ATTRACTIVE AND SUSTAINABLE MARKET OPPORTUNITY ▪ The U.S. CRE lending markets offer an enduring opportunity for non-bank specialty finance companies, which are expected to continue to gain market share over time. ▪ Senior floating-rate loans remain an attractive value proposition. DIFFERENTIATED DIRECT ORIGINATION PLATFORM ▪ Nationwide lending program targeting income-producing, institutional-quality properties and high quality, experienced sponsors across the top institutional markets. ▪ Geographic diversification helps mitigate concentrated event risk. ▪ Fundamental, value-driven investing, combined with credit intensive underwriting and focus on cash flow, as key underwriting criteria. HIGH CREDIT QUALITY INVESTMENT PORTFOLIO ▪ Portfolio with total loan commitments of $4.2 billion, a weighted average stabilized LTV of 63.5%(1) and weighted average all-in yield at origination of LIBOR + 4.07%.(1) ▪ 100% loan portfolio well-diversified across property types, geographies and sponsors. ▪ Earnings benefit from in-the-money LIBOR floors with a weighted average floor of 1.17%. DIVERSIFIED FINANCING PROFILE ▪ Moderate balance sheet leverage and a diversified funding mix including CLO securitizations, senior secured credit facilities, asset-specific financings, senior secured term loan facilities and senior unsecured convertible notes. ▪ Emphasis on term-matched, non-recourse and non-mark-to-market types of financing such as CLO securitizations and other types of funding facilities. (1) See definition in the appendix.

Experienced and Cycle-Tested Senior Leadership

YEARS OF EXPERIENCE



JACK TAYLOR
PRESIDENT AND CHIEF EXECUTIVE OFFICER

- Previous experience: Head of Global Real Estate Finance, Prudential Real Estate Investors; earlier built and led real estate finance businesses at: Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners
- Holds a J.D. from Yale Law School, a MSc. in international relations from LSE and a B.A. in philosophy from the University of Illinois

25+



STEPHEN ALPART
CHIEF INVESTMENT OFFICER, CO-HEAD OF ORIGINATIONS

- Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance, debt investing and workout/restructuring experience at GMACCM/Capmark, UBS/PaineWebber and E&Y Kenneth Leventhal
- Holds a M.B.A. in Finance & Real Estate from NYU and a B.S. in Business Administration, Accounting and Economics from Washington University

25+



PETER MORRAL
CHIEF DEVELOPMENT OFFICER, CO-HEAD OF ORIGINATIONS

- Previous experience: Over 25 years of CRE debt experience with senior positions in origination, capital markets, credit, distribution, and investing in various capacities at: Annaly, UBS, Wachovia, and Bank of America
- Holds a M.B.A. from the Ohio State University and a B.L.A. in History from the University of Connecticut

25+



STEVEN PLUST
CHIEF OPERATING OFFICER

- Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance and capital markets experience at Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners
- Holds a M.B.A. from Columbia University and a B.S. in Chemistry from Rensselaer Polytechnic Institute

25+



MARCIN URBASZEK, CFA®
CHIEF FINANCIAL OFFICER

- Previous experience: Financial Institutions investment banking at Credit Suisse, U.S. Banks Equity Research at Citigroup, Equity-linked Capital Markets at JPMorgan
- Holds a B.B.A. in Finance, from Zicklin School of Business, Baruch College, CUNY; CFA® Charterholder

20+

8

Seasoned and Cohesive Team with Top Tier Multidisciplinary Expertise 9 DECADES OF BROAD EXPERIENCE SUCCESSFULLY NAVIGATING MANY ECONOMIC AND MARKET CYCLES ✓ Decades of balance sheet lending experience managing unlevered and levered portfolios of CRE debt investments and serving as a fiduciary for third party investor capital ✓ Successfully and profitably navigated multiple economic, real estate and capital markets cycles, benefiting from credit discipline as well as extensive asset management and workout experience ✓ Developed a CRE debt platform within a public mortgage REIT; executed an IPO/Spin-off of GPMT and successfully raised additional growth capital ✓ Established GPMT as a leading balance sheet CRE lender with long-standing borrower, property owner and broker relationships driving significant volume of directly originated attractive investment opportunities ✓ GPMT has a well-balanced funding profile, is a large and repeat CRE CLO issuer, and access to multiple financing sources ✓ Internally-managed structure with a fully staffed, cross functional team with multidisciplinary experience provide many benefits and positions the company well for accretive growth and realization of economies of scale Real Estate Finance Credit Risk Underwriting Direct Loan Origination Asset Finance & Capital Markets Ratings Agency Asset Mgmt., Loan Workouts & REO Private Credit & Equity CMBS Conduit & Loan Securitization Legal & Corporate Governance Human Resources Strategy & Corporate Finance Audit, Tax & Corporate Treasury MULTIDISCIPLINARY EXPERTISE

Investment Strategy and Origination Platform

$100 million GPMT Senior Loan $65 million 100% 65% 48.75% GPMT Equity Investment $16.25 million Financing Facility Advance $48.75 million Borrower’s Equity $35 million LTV Investment Strategy Targeting Senior Loans 11 I LLUSTR AT IVE PROPE RT Y CAP ITAL STRUCTUR E FLOATING RATE FIRST MORTGAGE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR AT AN ATTRACTIVE POSITION WITHIN A PROPERTY'S CAPITAL STRUCTURE • Our senior loans are senior to a property owner’s significant equity investment. • The borrower’s equity investment usually provides a credit support cushion of 25-35% of a property’s value. • Focused approach to direct originations and intensive credit underwriting creates attractive first mortgage loan investments with downside protection. • Prioritizing lending on income producing, institutional- quality properties produces cash flow coverage for our loans and generates attractive risk-adjusted returns on our investments.

(1) See definition in the appendix Target Investments and Portfolio Construction 12 KEY TENETS OF STRATEGY PORTFOLIO CONSTRUCTION ✓ Long-term, fundamental, value-driven philosophy avoiding “sector bets” and “momentum investments” ✓ Emphasize durable and identifiable cash flow rather than sale value of collateral property by lending on income- producing, institutional-quality real estate ✓ Intensive, multifaceted credit diligence through bottom-up underwriting and prioritizing high-quality, well-capitalized and experienced sponsors ✓ Thoughtfully structured loans that provide downside protection; the property is the collateral, but the loan is the investment ✓ Active balance sheet and liquidity management; moderate leverage and maintaining access to a diverse set of funding sources while prioritizing stability of non-mark-to- market financing ✓ Nationwide portfolio constructed on a loan-by-loan basis emphasizing diversification by property type, market and sponsorship ✓ Floating rate first mortgage loans secured by income- producing U.S. commercial real estate ✓ Loans of $20 million to $150 million secured by a variety of asset types (primarily multifamily, office, warehouse/industrial, self-storage, and others) ✓ Transitional properties located in the top institutional markets across the U.S. with strong economic, demographic and real estate fundamentals ✓ Stabilized LTVs(1) generally ranging from 55% to 70% ✓ Generally target loan yields of LIBOR + 3.0% to 4.0%+ ✓ Sponsorship, business plan and loan terms are key considerations in addition to the quality of property collateral, demographics and geographic location THE COMPANY HAS A SUCCESSFUL INVESTMENT PHILOSOPHY THAT HAS BEEN SUCCESSFULLY TESTED THROUGH MULTIPLE ECONOMIC, INTEREST RATE AND REAL ESTATE CYCLES

High-quality Diversified Portfolio with Scale 13 • Diversification is a key tenet of our investment strategy • Search for relative value nationwide as we construct our portfolio • Approximately 75% of our portfolio is secured by properties located in the largest 25 markets, offering compelling lending opportunities on institutional-quality real estate supported by strong sponsorship • Sponsorship, business plan and loan terms are as important as geographical location TARGETING LARGER INSTITUTIONAL MARKETS IN THE U.S., THAT OFFER COMPELLING INVESTMENT CHARACTERISTICS CONSISTENT WITH OUR OVERALL INVESTMENT THESIS

Relationships •Directly sourcing a large volume of investment opportunities through established relationships, high-integrity reputation and extensive market knowledge and experience •Originating loans often involves multiple counterparties, including both operators and mortgage brokers, and established relationships with multiple touch points help drive transaction volume Process •Employ a highly-disciplined sourcing, screening and underwriting process focused on resource efficiency, to identify the best investment opportunities and provide reliable, timely and creative solutions to borrower counterparties •The origination process is combined with the financing and capital markets function, driving an efficient feedback loop during underwriting and structuring Results •Many lending opportunities are time of the essence, creating a need for reliability and reputation for acting in good faith, which offers a means of differentiation and drives repeat business •Since inception in 2015, the team has sourced and evaluated tens of billions of dollars of opportunities, while closing on over $6 billion of loan investments Direct Origination Platform Supported by Strong Reputation and Longstanding Relationships DIFFERENTIATED ORIGINATION STRATEGY TARGETING HIGH-QUALITY LOANS ON INSTITUTIONAL-QUALITY PROPERTIES ACROSS ATTRACTIVE MARKETS WITH WELL-CAPITALIZED AND EXPERIENCED SPONSORS • Borrowers range from large private equity firms and national operators to regional and local owners/operators with extensive market and property-type expertise • Team of 7 seasoned originators with an average of over 15 years of experience and longstanding relationships with various market participants 14

Rigorous and Highly Selective Investment Process 15 ORIGINATION APPROACH PRODUCES A LARGE UNIVERSE OF OPPORTUNITIES FROM WHICH THE MOST ATTRACTIVE INVESTMENTS ARE SELECTED FOR OUR PORTFOLIO Billions of dollars of investment opportunities annually are sourced and reviewed. For every 100 transactions we source and review, on average, we do a deeper review on approximately 25% of them … … and historically, we close and fund 2-3% of the opportunities we review. ✓ Deep relationships ✓ Reputation as a high-integrity partner providing certainty of and speed of execution ✓ Solution driven ideas and flexibility to accommodate property business plans H OW WE D IF F E R E NT IATE OUR SE LVE S PE Firms Funds REITs Owners / Operators Brokers Co-Lenders MULT IPLE SOURCING CH ANNE LS Credibility, solution driven ideas, reliability and reputation drive repeat business and the Company’s success as a direct origination platform.

Credit Culture Based on Key Principles 16 • Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture • Significant amount of resources are committed upfront to ensure comprehensive underwriting and structuring • Team originating a loan remains responsible for monitoring and managing that investment until capital is repaid Rigorous Underwriting ▪ Property ▪ Markets ▪ Sponsor ▪ Business plan Structuring ▪ Legal document diligence ▪ Loan structure ▪ Lender rights Asset Management ▪ Accountability for loan performance ▪ Proactive monitoring ▪ Borrower dialogue OUR CREDIT CULTURE HAS BEEN DEVELOPED AND NURTURED OVER OUR SENIOR CRE TEAM’S LONG TENURE IN COMMERCIAL REAL ESTATE DEBT MARKETS

Life Cycle of a Loan Investment ORIGINATIONS AND OPERATIONS PROCESS INVOLVES CONTINUOUS COMMUNICATIONS ACROSS THE COMPANY FROM DEAL SOURCING THROUGH ASSET MANAGEMENT 17 Sourcing Underwriting Closing Financing Ongoing Asset Management • Broad industry relationships with a variety of market participants • Multiple touch points on a given transaction • Daily meetings to review pipeline or screen potential opportunities • Members of the Investment Committee get involved early • Underwriting is done in-house and focused on collateral and sponsor analysis, business plan review and exit strategy • Engage third party appraisers, engineers and other consultants • Visit each property / local market before closing • Negotiate term sheet detailing key investment terms • Engage select group of experienced law firms to help negotiate loan documents • Closely coordinate internally on financing, treasury, tax, legal, accounting and other areas • Diversified sources of loan-level financing • Multiple financing facilities with large financial institutions • CRE CLOs • Structured financings • Originators are also asset managers • While we contract with third party servicers to administer the loans, the deal teams retain key decision making authority on major property items (budgets, lease approvals, etc.) Members of the Investment Committee involved throughout

Coordinated and Comprehensive Approach to Asset Management 18 ORIGINATION TEAM THAT SOURCES A LOAN REMAINS RESPONSIBLE FOR ASSET MANAGING IT THROUGHOUT ITS LIFECYCLE UNTIL REPAYMENT • 5-point loan risk rating system • Deal teams retain key decision-making authority on asset management (budgets, lease approvals, monitoring, tracking business plan, etc.) – Frequent communication and feedback with property owners • While key decision-making authority is held by the Company, third party servicers are used to increase efficiency and leverage internal resources – Longstanding relationship with Trimont Real Estate Advisors – Handpicked team at Trimont of fully-dedicated and experienced asset management and servicing professionals • Asset management provides a key early warning system for credit issues, and in many cases can prevent them from occurring – Monitor to ensure compliance with loan terms – Review draw requests for leases and capital items – Remain proactive when business plans begin to slip • Transitional business plans are by nature organic and are expected to evolve over time – Ongoing proactive asset management is a critical component of risk management and in meeting the ongoing needs of borrowers as their business plans evolve

Portfolio Overview

Office, 45.5% Multifamily, 28.4% Hotel, 12.4% Retail, 9.1% Industrial, 3.2% Other, 1.4% Northeast 37.2% West 19.6% Southwest 18.6% Southeast 18.5% Midwest 6.0% Total Portfolio: $1.8 billion Average Loan Balance: ~$42.8 million Senior Loans: 89.6% Office, 50.8% Multifamily, 17.1% Retail, 15.9% Industrial, 9.3% Hotel, 6.9% Track Record of Investment Portfolio Expansion and Diversification 20 At IPO December 31, 2021 G e o g ra p h y Total Portfolio: $4.2 billion(1) Average Loan Balance: ~$36.2 million Senior Loans: 99.6% P ro p e rt y Ty p e December 31, 2019 Total Portfolio: $5.0 billion Average Loan Balance: ~$35.1 million Senior Loans: 98.7% Northeast, 28.5% Southwest, 21.7%West, 17.3% Midwest, 16.8% Southeast, 15.7% Office, 42.5% Multifamily, 24.9% Hotel, 15.0% Retail, 9.4% Industrial, 7.3% Other, 0.9% PORTFOLIO DIVERSIFICATION IS A KEY TENET OF OUR INVESTMENT AND RISK MANAGEMENT STRATEGY (1) Includes maximum loan commitments. Outstanding principal balance of $3.8 billion. Northeast, 24.5% Southwest, 22.4%Southeast, 18.5% West, 17.6% Midwest, 17.0%

$3,673 $3,797 $- $1,000 $2,000 $3,000 $4,000 $5,000 9/30/2021 4Q21 Fundings & Deferrals 4Q21 Prepayments & Amortization 12/31/2021 $ I n M il li o n s Q4 2021 PORTFOLIO ACTIVITY Fourth Quarter 2021 Portfolio Activity 21 (1) Mixed-use properties represented based on allocated loan amounts (2) “Self-storage“ has been included in “Other” for purposes of the total portfolio, as of 12/31/2021. (3) See definition in the appendix. (4) Includes fundings of prior loan commitments of $39.8 million, loan upsizings of $8.0 million and capitalized deferred interest of $0.6 million. ORIGINATIONS BY PROPERTY TYPE(1) $269 $(145) $4,200 $403 Total maximum commitments Future funding commitments ORIGINATIONS BY GEOGRAPHY • Total funding activity of $268.7 million: – Closed 7 newly originated loans with total commitments of $248.6 million and initial fundings of $220.9 million • Weighted average stabilized LTV of 67.2%(3) • Weighted average yield of LIBOR + 3.60%(3) – Funded $39.8 million of existing loan commitments and $8.0 million related to upsizing of loans. • Received prepayments and principal amortization of $145.3 million. Multifamily, 65.3% Industrial, 11.6% Office, 9.7% Self-storage(2), 9.2% Other, 4.2% West, 30.7% Southeast, 24.4% Northeast, 21.1% Southwest, 14.6% Midwest, 9.2% (4)

6.5% 52.7% 19.7% 16.6% 4.3% 1 2 3 4 5 Investment Portfolio as of December 31, 2021 22 PROPERTY TYPE(2) GEOGRAPHY STABILIZED LTV(1) RISK RATINGS (1) See definition in the appendix. (2) Mixed-use properties represented based on allocated loan amounts. (3) Max remaining term assumes all extension options are exercised, if applicable. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.8 billion Total Loan Commitments $4.2 billion Number of Investments 105 Average UPB ~$36.2 mil Weighted Average Yield at Origination(1) L + 4.07% Weighted Average Stabilized LTV(1) 63.5% Weighted Average Max Remaining Term(3) 2.6 years High-quality, well-diversified, 98% floating-rate portfolio comprised of over 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.5%(1). Office, 45.5% Multifamily, 28.4% Hotel, 12.4% Retail, 9.1% Industrial, 3.2% Other, 1.4% Northeast, 24.5% Southwest, 22.4% Southeast, 18.5% West, 17.6% Midwest, 17.0% 29.3% 26.7% 23.1% 18.9% 2.0% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

Select Case Studies[1]





Investment	Chicago Multifamily	Houston Multifamily	Greenwich Office
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	12/2019	08/2021	07/2021
Collateral	918 Unit Garden Style Multifamily Property	351 Unit Garden Style Multifamily Property	173,834 SF Class "A" Property
Location	Des Plaines, IL	Spring, TX	Greenwich, CT
Committed Amount	$111 million	$46 million	$46 million
Coupon	L + 2.75%	L + 3.16%	L + 3.69%
Stabilized LTV	73.0%	75.2%	63.5%
Investment rationale	Conversion of condominium complex to rental apartments; opportunistic acquisition with ability to increase rents through unit upgrades.	Acquisition with opportunity to increase rents as market rents strengthen post-COVID.	Acquisition with light capital plan intended to increase tenant retention and grow rents.

(1) For illustrative purposes only.

23

Select Case Studies (cont'd)[1]


SAIC





Investment	Quantico, VA Office	Pittsburgh Mixed Use	Denver Industrial
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	06/2019	11/2021	01/2020
Collateral	Three Class 'A' Office Buildings	258,385 SF Mixed Use Property	488,692 SF Industrial Property
Location	Quantico, VA	Pittsburgh, PA	Denver, CO
Committed Amount	$54 million	$53 million	$82 million
Coupon	L + 3.30%	L + 3.40%	L + 3.25%
Stabilized LTV	49.9%	63.5%	47.5%
Investment rationale	Strong going-in debt yield with potential for growth with further lease-up; proximate to a number of Federal law enforcement agencies and U.S. Marine Corps.	Well-located landmark property with multifamily, office, event space and parking. Sponsor to finish capital plan and bring rents to market.	Acquisition to renovate and reposition the Property into a modern, amenitized campus for light manufacturing and urban flex tenants.

(1) For illustrative purposes only.

24

Strong Portfolio Performance Through the Pandemic 25 • Strong interest collections – in Q4’21, deferred and added to principal only $0.6 million of interest income related to loans that had been modified in prior quarters. • Weighted average portfolio risk rating of 2.6 at December 31, 2021, unchanged from the prior quarter. • Continue to pursue potential resolution options with respect to the nonaccrual loans. Pasadena, CA Retail(1) Washington D.C. Office(1) Louisville, KY Student Housing Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Origination Date July 2018 October 2017 August 2017 Collateral Property 463k square foot retail center 192k square foot office property 271-unit student housing community Total Commitment $114 million $54 million $42 million Current UPB $114 million $54 million $42 million Cash Coupon L + 3.3% L + 4.1% L + 4.2% Stabilized LTV 56% 66% 73% (1) Loan was placed on nonaccrual status as of June 2021.

Financial Highlights and Capitalization

Resilience Through COVID-19

STRONG PERFORMANCE THROUGH COVID-19

- Despite market disruption, GPMT demonstrated strong credit performance and active balance sheet management.
- **Asset management**
  - Proactive portfolio management and constructive dialogue with borrowers resulted in 100% of contractual interest payments received, adjusted for certain loan modifications and two loans placed on nonaccrual status.
  - Released over $40 million[1] of reserves for credit losses driven by improving macroeconomic conditions, portfolio performance and loan repayments.
- **Strong balance sheet and liquidity management**
  - ✓ Maintained meaningful level liquidity since Q2'20.
  - ✓ Worked closely with bank lenders to de-lever the repo facilities - delevered 100% of hotel loans and nearly all retail loans that were financed through those facilities.
  - ✓ Opportunistically sold over $200 million of loans to improve liquidity profile.
  - ✓ Secured a $300 million 5-year term loan financing commitment in Q3'20 to improve balance sheet flexibility.
  - ✓ Reduced leverage from 3.5x at Q1'20 to 2.7x at Q4'21.
  - ✓ Portfolio continues to generate strong run-rate operating results despite lower leverage and elevated levels of liquidity.

TOTAL DEBT / EQUITY LEVERAGE



3.3x
3.5x
3.5x
3.2x
3.2x
3.0x
2.8x
3.0x
2.7x
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21

LIQUIDITY[2]



$80
$83
$145
$325
$236
$229
$237
$155
$192
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21

DISTRIBUTABLE EARNINGS PER SHARE[3]



$0.34
$0.32
$0.25
$0.27
$0.33
$0.38
$0.29
$0.27
$0.09
$0.24
4Q'19
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21
2Q'21
3Q'21
4Q'21

(1) Decline in total allowance for credit losses from Q2 2020 to Q4 2021.
(2) $ in millions. Represents reported liquidity at the time of filing except 4Q'19, which represents cash and cash equivalents.
(3) Q3'21 distributable earnings before write-off on the resolution of the Minneapolis hotel loan.

27

Proactive Financial Management 28 GPMT MAINTAINS A CONSERVATIVE FINANCIAL POLICY ✓ Match funding of assets and liabilities to minimize interest-rate risk and maturities ✓ Proven access to diverse sources of public and private debt and equity capital ✓ Emphasis on liability management with over 75% non-mark-to-market borrowings ✓ Focus on maintaining ample liquidity; currently holding approximately $185 million of cash(1) ✓ Active monitoring of pro forma interest coverage metrics and leverage ratios when making funding decisions; Target total net debt-to-equity leverage of 3.0x–3.5x ✓ GPMT management proactively took several prudent measures to fortify its balance sheet and liquidity position in response to the COVID-19 pandemic – Temporarily suspended its common stock dividend for Q1 and Q2 2020 – Proactively reduced repo borrowings by $100 million through cash and unencumbered collateral – Entered into margin holiday for a period of time with repo lenders representing $1.4 billion of outstanding balance – Opportunistically divested over $200 million of select loans to further improve liquidity – Entered into a $300 million strategic financing commitment in the form of a 5-year term loan facility, drew only $225 million, which has been paid down to $100 million of outstanding borrowings(1) (1) As of March 2, 2022.

Diversification of Funding Sources Over Time

CONSERVATIVE MANAGEMENT OF BROADLY DIVERSIFIED FUNDING SOURCES FOCUSED ON NON-MARK-TO-MARKET LIABILITIES

- Balance sheet management strategy emphasizes maintaining access to various sources of secured and unsecured funding while focusing on matching the term of assets and liabilities

At IPO


Repurchase Facilities

Total Leverage: ~0.9x
Recourse Leverage: ~0.9x
Non-MTM: 0%

December 31, 2019


Senior Convertible Notes
Asset Specific
Revolving Facility
CLOs
Repurchase Facilities

Total Leverage: ~3.3x
Recourse Leverage: ~2.2x
Non-MTM: 42%

December 31, 2021


Term Financing Facility
Term Loan
Asset Specific
Senior Convertible...
Repurchase Facilities
CLOs

Total Leverage: ~2.7x
Recourse Leverage: ~0.9x
Non-MTM: 77%

29

FINANCIAL SUMMARY ▪ Q4 GAAP earnings(1) per basic share of $0.13, including $(0.17) per share charge on early extinguishment of debt. ▪ FY 2021 GAAP earnings(1) per basic share of $1.24, including $0.37 per share reduction of CECL reserves. ▪ Q4 Distributable Earnings(2) per basic share of $0.24. ▪ FY 2021 Distributable Earnings(2) per basic share of $0.99. ▪ Q4 common cash dividend per share of $0.25; Series A preferred cash dividend per share of $0.15069. ▪ Book value per common share of $16.70, inclusive of $(0.79) CECL reserve; $1.00 of common dividends per share in 2021. PORTFOLIO ACTIVITY ▪ In Q4, closed on $248.6 million of loan commitments and funded $268.7 million in total UPB including prior commitments and loan upsizings. Funded approx. $824.3 million in total loan principal balance in 2021. ▪ Received loan repayments and principal amortization of $145.3 million in Q4 and $960.3 million(3) in 2021. PORTFOLIO OVERVIEW ▪ Portfolio of $4.2 billion in total commitments comprised of over 99% senior loans with a weighted average stabilized LTV of 63.5%(2) and a weighted average yield at origination of LIBOR + 4.07%(2). ▪ Portfolio is over 98% floating rate with a weighted average LIBOR floor of 1.17%. ▪ Reduced CECL reserve by $20.0 million year-over-year to $42.4 million at December 31, 2021, or 1.01% of total loan commitments. General CECL reserve of $20.3 million, or 0.5% of loan commitments. CAPITALIZATION & LIQUIDITY ▪ During 2021, increased the percentage of non-mark-to-market financing to over 75% of total borrowings by issuing two CRE CLOs totaling approx. $1.4 billion at attractive terms. ▪ Expanded the permanent capital base through an inaugural offering of approx. $115 million of attractively priced preferred stock, providing additional balance sheet flexibility. ▪ Repaid $75 million of the $225 million principal outstanding under the term loan, reducing total leverage and the amount of higher-cost debt. Incurred a charge on early extinguishment of debt of approx. $(8.9) million, or $(0.17) per share. ▪ During 2021, opportunistically repurchased 1.3 million common shares, resulting in book value accretion. ▪ Ended Q4 with over $190 million in cash on hand and total net-debt-to-equity leverage of 2.7x. Fourth Quarter and Full Year 2021 Highlights 30 (1) Represents Net Income Attributable to Common Stockholders; see definition in the appendix. (2) See definition in the appendix. (3) Excludes a write-off of $9.7 million.

CLOs Repurchase Facilities Senior Convertible Notes Term Loan Term Financing Facility Asset Specific Diversified Capital Sources 31 (1) Outstanding principal balance, excludes deferred debt issuance costs. (2) Does not include fees and other transaction related expenses. (3) Non-Mark-to-Market. (4) See definitions in the appendix. (5) Includes all repurchase facilities. Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Morgan Stanley facility from $500 million to $600 million, the Wells Fargo facility from $100 million to up to $200 million, and the Goldman Sachs facility from $250 million to $350 million. (6) Advance rate includes $10.3 million of restricted cash. FINANCING SUMMARY AS OF DECEMBER 31, 2021 ($ IN MILLIONS) Total Capacity Outstanding Balance(1) Wtd. Avg Coupon(2) Advance Rate Non- MTM(3) Repurchase Facilities(5) $2,100 $677 L + 2.15% 62.4% CLO-1 (GPMT 2018-FL1) $105 L + 2.76% 38.6% CLO-2 (GPMT 2019-FL2) $447 L + 1.80% 72.3% CLO-3 (GPMT 2021-FL3)(6) $631 L + 1.66% 82.1% CLO-4 (GPMT 2021-FL4) $503 L + 1.68% 80.9% Term Financing Facility $129 L + 3.60% 38.7% Sr. Secured Term Loan Facilities $225 $150 8.00% — Asset-Specific Financing $150 $44 L + 1.70% 77.5% Convertible Notes due Dec. 2022 $144 5.63% — Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $2,962 Stockholders’ Equity $1,013.1 FUNDING MIX LEVERAGE(4) 0.9x 2.7x 0.0x 1.0x 2.0x 3.0x 12/31/2021 Recourse Leverage Total Leverage 77% Non – MTM(3) WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE

PORTFOLIO CREDIT QUALITY ▪ Defensively-positioned and broadly-diversified portfolio of 100% CRE loans (over 99% senior first mortgages) with weighted average stabilized LTV of 63.5%(2). ▪ Strong collections of interest through February 2022, with 100% of borrowers making their contractual payments in accordance with loan agreements(3). ▪ Weighted average risk rating of 2.6 at December 31, 2021, unchanged from prior quarter. ▪ CECL reserve of approx. 1.01% of total portfolio commitments, down from approx. 1.63% year-over-year, reflecting an ongoing portfolio shift driven by new loan originations, loan repayments, asset resolution and improvement in the credit profile of select loans. PORTFOLIO ACTIVITY ▪ Actively reviewing and quoting a significant volume of attractive loan investment opportunities with a current forward pipeline of senior floating-rate loans of approx. $285 in total commitments and initial fundings of over $250 million, that have either closed or are in the closing process, subject to fallout. ▪ So far in Q1 2022, funded $83 million of total principal balance, including approx. $22 million on existing loan commitments(4). ▪ Continuous portfolio shift towards newly originated loans improves sensitivity to rising short-term interest rates and reduces the portfolio weighted average LIBOR floor, which has declined from 1.56% in Q4’20 to 1.17% in Q4’21. CAPITALIZATION & LIQUIDITY ▪ Expanded the permanent equity base to over $1 billion through a $90 million add-on preferred offering, bringing total preferred stock issued to approx. $205 million, providing growth capital and an ability to recapitalize the balance sheet while reducing secured higher-cost debt. ▪ Further reduced the borrowings under the senior secured term loan facilities to $100 million through an incremental $50 million repayment; incurred a charge on early extinguishment of debt of approx. $(5.8) million, or $(0.11) per share, which will be reflected in Q1’22 results. ▪ Current cash balance of approx. $185 million(4). Company Business Update(1) 32 (1) All information contained in this presentation is as of December 31,2021, unless otherwise noted. (2) See definition in the appendix. (3) Includes loan modifications and two nonaccrual loans. (4) As of March 2, 2022.

Appendix

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $20.0 Benefit from (Provision for) Credit Losses $5.0 Loss on Early Extinguishment of Debt $(8.9) Operating Expenses $(8.4) Benefit from (Provision for) Income Taxes $(0.2) Dividends on Preferred Stock $(0.7) GAAP Net Income(1) $6.7 Basic Wtd. Avg. Common Shares 53,789,465 Diluted Wtd. Avg. Common Shares 54,299,754 Net Income Per Basic Share $0.13 Net Income Per Diluted Share $0.12 Common Dividend Per Share $0.25 Preferred Dividend Per Share $0.15069 Fourth Quarter 2021 Financial Summary 34 (1) See definition in this appendix. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $191.9 Loans Held-for-Investment, net $3,741.3 Repurchase Facilities $677.3 Securitized (CLO) Debt $1,677.6 Term Financing Facility $127.1 Senior Secured Term Loan Facilities $139.9 Asset-Specific Financing $43.6 Senior Unsecured Convertible Notes $272.9 Preferred Equity $114.9 Common Equity $898.2 Total Stockholders’ Equity $1,013.1 Common Shares Outstanding 53,789,465 Book Value Per Common Share $16.70

$17.33 $16.70 $0.21 $0.09 $(0.17) $(0.01) $(0.25) $(0.08) $(0.46) $0.04 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 9/30/2021 Pre-Provision, Pre-Loss Earnings Benefit from (Provision for) Credit Losses Loss on Early Extinguishment of Debt Series A Preferred Dividend Declaration Common Stock Dividend Declaration Series A Preferred Stock Issuance Costs Partial Warrant Settlement Equity Compensation 12/31/2021 Key Drivers of Fourth Quarter 2021 Earnings and Book Value Per Share • GAAP earnings of $6.7 million, or $0.13 per basic share, inclusive of an $(8.9) million, or $(0.17) per basic share, loss on early extinguishment of debt related to partial repayment of the term loan and a $5.0 million, or $0.09 per basic share, benefit from release of prior CECL reserves. • In addition to the GAAP earnings and dividends, Q4 2021 book value also reflects a $(0.46) per share decrease related to the October 2021 net cash settlement of the remaining warrants issued in connection with the term loan and an $(0.08) per share of costs related to the issuance of preferred stock. 35 BOOK VALUE WALK (1) GAAP earnings of $0.13 per share (2) (1) Due to rounding, individual per share figures may not result in the totals presented. (2) See definition in this appendix.

QUARTERLY NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MONTH U.S. LIBOR(1) 36 LIBOR Floors and Sensitivity of Net Interest Income to Rising Short-Term Interest Rates (1) Represents estimated change in net interest income for theoretical (+) 25 basis points parallel shifts in 1-month U.S. LIBOR. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on December 31, 2021. (2) Reflects changes to LIBOR floors arising from loan modifications in prior period. Change in 1-Month U.S. LIBOR (%) MIGRATION OF WEIGHTED AVERAGE PORTFOLIO LIBOR FLOOR $(0.02) $(0.04) $(0.06) $(0.07) 0.25% 0.50% 0.75% 1.00% • Portfolio is over 98% floating rate with a wtd. avg. LIBOR floor of 1.17%, which is currently benefiting the net interest margin. • Approximately 31% of the portfolio is subject to a LIBOR floor of less than 0.50%. • Portfolio LIBOR floor declined approximately 0.40% since Q1’21 as the assets shift from older vintage loans with higher floors to new loans with lower floors, which has helped reduce sensitivity of net interest income to rising short-term rates. • Reducing higher-cost debt and growing the portfolio could further offset the impact of rising short-term interest rates. 1.56% 1.57% 1.55% 1.30% 1.17% 1.00% 1.20% 1.40% 1.60% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE 5.2% 2.7% 10.2% 22.9% 36.8% 4.1% 18.1% 0.0% 10.0% 20.0% 30.0% 40.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2015 2016 2017 2018 2019 2020 2021 % o f P o rt fo li o 1 -M o n th U .S . L IB O R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor 1.17% (2)

Reconciliation of GAAP Net Income to Distributable Earnings(1) 37 ($ IN MILLIONS, EXCEPT PER SHARE DATA) Q4 2021 Q3 2021 Q2 2021 Q1 2021 GAAP Net Income(1) $6.7 $18.6 $14.2 $28.0 Adjustments: (Benefit from) Provision for Credit Losses $(5.0) $(5.8) $(0.2) $(9.1) Loss on Extinguishment of Debt $8.9 $- $- $- Non-Cash Equity Compensation $2.0 $2.0 $1.6 $1.9 Distributable Earnings(1) Before Write-off $12.7 $14.8 $15.7 $20.7 Write-off of Loan Held-for-Investment $- $(9.7) $- $- Distributable Earnings(1) $12.7 $5.1 $15.7 $20.7 Basic Wtd. Avg. Common Shares 53,789,465 54,453,546 55,009,732 55,137,608 Diluted Wtd. Avg. Common Shares 54,299,754 56,735,278 58,526,985 71,834,396 Distributable Earnings(1) Per Basic Share Before Loan Write-off $0.24 $0.27 $0.29 $0.38 Distributable Earnings(1) Per Basic Share $0.24 $0.09 $0.29 $0.38 (1) See definition in this appendix.

($ in thousands) At 12/31/20 At 3/31/21 At 6/30/21 At 9/30/21 At 12/31/21 ASSETS Loans and securities $3,914,469 $3,859,269 $3,635,315 $3,659,691 $3,782,205 Allowance for credit losses $(66,666) $(59,433) $(57,671) $(45,480) $(40,897) Carrying Value $3,847,803 $3,799,836 $3,577,644 $3,614,211 $3,741,308 LIABILITIES Other liabilities impact(1) $5,515 $3,630 $5,198 $1,889 $1,517 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(72,181) $(63,063) $(62,869) $(47,369) $(42,414) Financial Statements Impact of CECL Reserves 38 • Total allowance for credit losses of $42.4 million, of which $1.5 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q4 2021 Change in provision for credit losses: Loans held-for- investments $(4,583) Other liabilities(1) $(372) Total provision for credit losses $(4,955) (1) Represents estimated allowance for credit losses on unfunded loan commitments.

Summary of Investment Portfolio 39 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(1) All-in Yield at Origination(1) Original Term (Years)(1) Initial LTV(1) Stabilized LTV(1) Senior Loans(1) $4,185.4 $3,781.8 $3,728.4 L + 3.48% L + 4.07% 3.1 66.4% 63.6% Subordinated Loans $15.0 $15.0 $12.9 8.35% 8.42% 10.0 43.3% 37.7% Total Weighted/Average $4,200.4 $3,796.8 $3,741.3 L + 3.48% L + 4.07%(1) 3.1 66.3% 63.5% (1) See definition in this appendix.

Investment Portfolio Detail

($ IN MILLIONS)	Type[1]	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[1]	All-in Yield at Origination[1]	Original Term (Years)[1]	State	Property Type	Initial LTV[1]	Stabilized LTV[1]
Asset 1	Senior	12/15	120.0	120.0	119.3	L + 4.15%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 2	Senior	10/19	120.0	93.0	92.3	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 3	Senior	07/18	114.1	114.1	99.5	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 4	Senior	12/19	111.1	95.4	94.6	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	92.8	92.1	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	12/18	96.5	77.6	77.0	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 7	Senior	07/19	94.0	80.8	80.3	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 8	Senior	10/19	87.8	85.0	84.2	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 9	Senior	01/20	81.9	63.4	63.0	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 10	Senior	06/19	81.7	81.4	80.9	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 11	Senior	10/19	76.8	76.8	76.2	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 12	Senior	12/16	71.8	68.2	68.0	L + 4.25%	L + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 13	Senior	11/17	71.5	71.5	70.7	L + 4.45%	L + 5.20%	3.0	TX	Hotel	68.2%	61.6%
Asset 14	Senior	12/19	65.2	50.2	49.7	L + 2.80%	L + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 15	Senior	07/21	63.3	60.5	59.7	L + 3.00%	L + 3.39%	3.0	LA	Multifamily	68.8%	68.6%
Assets 16-105	Various	Various	2,844.4	2,566.1	2,533.8	L + 3.54%	L + 4.13%	3.2	Various	Various	67.3%	63.8%
Total/Weighted Average			**$4,200.4**	**$3,796.8**	**$3,741.3**	**L + 3.48%**	**L + 4.07%[1]**	**3.1**			**66.3%**	**63.5%**

(1) See definition in this appendix.

40

Condensed Balance Sheets 41 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) December 31, 2021 December 31, 2020 ASSETS Loans held-for-investment $ 3,782,205 $ 3,914,469 Allowance for credit losses (40,897) (66,666) Loans held-for-investment, net 3,741,308 3,847,803 Cash and cash equivalents 191,931 261,419 Restricted cash 12,362 67,774 Accrued interest receivable 10,716 12,388 Other assets 32,201 30,264 Total Assets $ 3,988,518 $ 4,219,648 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 677,285 $ 1,708,875 Securitized debt obligations 1,677,619 927,128 Asset-specific financings 43,622 123,091 Term financing facility 127,145 — Convertible senior notes 272,942 271,250 Senior Secured term loan facilities 139,880 206,448 Dividends payable 14,406 25,049 Other liabilities 21,436 22,961 Total Liabilities 2,974,335 3,284,802 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 4,600,000 shares authorized and 4,596,500 and 0 shares issued and outstanding, respectively; liquidation preference $25.00 per share 46 — Common stock, par value $0.01 per share; 450,000,000 shares authorized and 53,789,465 and 55,205,082 shares issued and outstanding, respectively 538 552 Additional paid-in capital 1,125,241 1,058,298 Cumulative earnings 171,518 103,165 Cumulative distributions to stockholders (284,285) (228,169) Total Granite Point Mortgage Trust, Inc. Stockholders’ Equity 1,013,058 933,846 Non-controlling interests 125 — Total Equity $ 1,013,183 $ 933,846 Total Liabilities and Stockholders’ Equity $ 3,988,518 $ 4,219,648

Condensed Statements of Comprehensive (Loss) Income 42 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 46,241 $ 54,613 $ 197,942 $ 234,954 Loans held-for-sale — — — 895 Available-for-sale securities — — — 646 Held-to-maturity securities — — — 659 Cash and cash equivalents 48 135 346 559 Total interest income 46,289 54,748 198,288 237,713 Interest expense: Repurchase facilities 5,524 11,702 25,973 58,444 Securitized debt obligations 9,403 4,945 29,926 26,312 Convertible senior notes 4,549 4,522 18,167 18,092 Term financing facility 1,377 — 7,585 — Asset-specific financings 282 900 2,241 3,862 Revolving credit facilities — — — 779 Senior secured term loan facilities 5,101 5,301 21,688 5,446 Total Interest Expense 26,236 27,370 105,580 112,935 Net interest income 20,053 27,378 92,708 124,778 Other income (loss): Benefit from (Provision for) credit losses 4,955 8,531 20,027 (53,710) Loss on extinguishment of debt (8,919) — (8,919) — Realized losses on sales of loans held-for-sale — — — (16,913) Fee income — — — 1,117 Total other income (loss) (3,964) 8,531 11,108 (69,506) Expenses: Management fees — 3,946 — 15,786 Compensation and benefits 5,354 — 21,464 13,269 Servicing expenses 1,410 1,031 5,173 4,056 Other operating expenses 1,666 4,603 8,634 15,755 Restructuring Charges — 2,570 — 46,252 Total expenses 8,430 12,150 35,271 95,118 Income (loss) before income taxes 7,659 23,759 68,545 (39,846) Benefit from income taxes 196 608 192 593 Net income (loss) 7,463 23,151 68,353 (40,439) Dividends on preferred stock 718 25 793 100 Net income (loss) attributable to common stockholders $ 6,745 $ 23,126 $ 67,560 $ (40,539) Basic (loss) earnings per weighted average common share $ 0.13 $ 0.42 $ 1.24 $ (0.73) Diluted (loss) earnings per weighted average common share $ 0.12 $ 0.39 $ 1.23 $ (0.73) Dividends declared per common share $ 0.25 $ 0.45 $ 1.00 $ 0.65 Weighted average number of shares of common stock outstanding: Basic 53,789,465 55,205,082 54,593,499 55,156,482 Diluted 54,274,949 70,009,741 54,929,070 55,156,482 Comprehensive income (loss): Net income (loss) attributable to common stockholders $ 6,745 $ 23,126 $ 67,560 $ (40,539) Other comprehensive income (loss), net of tax: Unrealized gain (loss) on available-for-sale securities — — — (32) Other comprehensive income (loss) — — — (32) Comprehensive income (loss) $ 6,745 $ 23,126 $ 67,560 $ (40,571)

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, though it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non- cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 43

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the year ended December 31, 2021, we recorded a $20.0 million benefit from provision for credit losses, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above, during the year ended December 31, 2021, we recorded a $(9.7) million realized loss on a loan held-for investment, which we included in Distributable Earnings because we did not collect all amounts due at the time the loan was repaid. During the year ended December 31, 2021, we recorded a $(8.9) million loss on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time expenses pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 44

All-in Yield at Origination ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net income (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Other Definitions 45

Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Company Information 46 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Marcin Urbaszek Chief Financial Officer 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Analyst Coverage: